UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 24, 2014

Success Exploration & Resources, Inc.
(Exact name of registrant as specified in its charter)

Nevada	333-167001	98-0232244
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

220 Congress Park Drive, Suite 301, Delray Beach, FL	33445
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code	561-270-3433

not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01

Entry into a Material Definitive Agreement.

Item 3.02

Unregistered Sale if Equity Securities.

Item 5.02

Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On January 24, 2014, Mr. Matthew Sage, the President of Success Exploration & Resources, Inc. resigned and accepted the position as Comptroller of the company.  On the same day, Mr. Raymond Talarico resigned as interim Chief Financial Officer and was elected as President and Chief Executive Officer of the company.  Both Messrs. Sage and Talarico executed Employment Agreements with the Company are described below.

Matthew Sage - Comptroller

On January 24, 2014, Success entered into an Employment Agreement with Mr. Matthew Sage to which Mr. Sage was hired as Comptroller of the company.  Mr. Sage will receive a salary of $10,000 per month and received 81,250 restricted common shares of Success valued at $6,272.40.  The initial term of the agreement is for 1 year.  The agreement contains standard confidentiality provisions.  The issuance of these shares was exempt from registration under the Securities Act of 1933 in reliance on an exemption provided by Section 4(a)(2) of that act.

Raymond J. Talarico – President and Chief Executive Officer

On January 24, 2014, Success entered into an Employment Agreement with Mr. Raymond Talarico to which Mr. Talarico was hired as President and Chief Executive Officer of the company.  Mr. Talarico will receive a salary of $10,000 per month and received 81,250 restricted common shares of Success valued at $6,272.40.  The initial term of the agreement is for 1 year.  The agreement contains standard confidentiality provisions.  The issuance of these shares was exempt from registration under the Securities Act of 1933 in reliance on an exemption provided by Section 4(a)(2) of that act.

The foregoing description of the agreements with Messrs. Sage and Talarico is qualified in its entirety by reference to these agreements which are filed as Exhibits 10.1 and 10.2 to this report.  Biographical and related information for Messrs. Talarico and Sage have previously been provided in the company’s reports filed under the Securities Exchange Act of 1934.

Item 9.01

Financial Statements and Exhibits.

Exhibit No.	Description

10.01	Mr. Matthew Sage Employment Agreement dated January 24, 2014
10.02	Mr. Raymond Talarico Employment Agreement dated January 24, 2014

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Success Exploration & Resources, Inc.

Date: January 29, 2014	By: /s/ Raymond J. Talarico
Raymond J. Talarico, CEO

Index to Exhibits

Exhibit No.	Description

10.01	Mr. Matthew Sage Employment Agreement dated January 24, 2014
10.02	Mr. Raymond Talarico Employment Agreement dated January 24, 2014

Exhibit 10.01

[FILE COPY OF EMPLOYMENT AGREEMENT WITH SAGE]

Exhibit 10.02

[FILE COPY OF EMPLOYMENT AGREEMENT WITH TALARICO]